UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2020

TENZING ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38634	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 55th Street

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-710-5220

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbols	Name of Each Exchange on Which Registered:
Ordinary Shares, no par value	TZAC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one Ordinary Share at $11.50 per share	TZACW	The NASDAQ Stock Market LLC
Units, each consisting of one Ordinary Share and one Warrant	TZACU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

As previously reported on a Current Report on Form 8-K filed on July 24, 2020 by Tenzing Acquisition Corp. (Nasdaq: TZAC, TZACW, TZACU), a special purpose acquisition company organized under the laws of the British Virgin Islands (together with its successors, the “Company” or “Tenzing”), on July 21, 2020, Tenzing entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with Tenzing Merger Subsidiary Inc., a Delaware corporation and newly formed wholly-owned subsidiary of Tenzing (“Merger Sub”), Tenzing LLC, a Delaware limited liability company (“Sponsor”), solely in the capacity as the representative from and after the effective time of the Merger (as defined below) (the “Effective Time”) for the shareholders of Tenzing (other than the Reviva Security Holders (as defined below)) (the “Purchaser Representative”), Reviva, and Laxminarayan Bhat Ph.D. (“Dr. Bhat”), solely in his capacity as the representative from and after the Effective Time for the Reviva Security Holders (the “Seller Representative”). Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) prior to the Closing (as defined below), Tenzing will re-domicile from the British Virgin Islands to the State of Delaware through a statutory re-domestication (the “Conversion”), and (ii) upon the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Reviva (the “Merger” and, together with the Conversion and the other transactions contemplated by the Merger Agreement, the “Transactions”), with Reviva continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Tenzing (after its re-domiciliation to Delaware). In the Merger, (i) all shares of Reviva common stock and Reviva preferred stock (together, “Reviva Stock”) issued and outstanding immediately prior to the Effective Time (other than those properly exercising any applicable dissenters rights under Delaware law) will be converted into the right to receive newly issued shares of Common Stock as the merger consideration under the Merger Agreement; (ii) each issued and outstanding warrant to acquire shares of Reviva common stock will be assumed by Tenzing and automatically converted into a warrant for shares of Tenzing common stock with its price and number of shares equitably adjusted based on the conversion of the shares of Reviva common stock into the merger consideration; and (iii) each outstanding option to acquire Reviva common stock (whether vested or unvested) will be assumed by Tenzing and automatically converted into an option to acquire shares of Tenzing common stock, with its price and number of shares equitably adjusted based on the conversion of the shares of Reviva common stock into the merger consideration. At the Closing, Tenzing will change its name to “Reviva Pharmaceuticals Holdings, Inc.”. The Company expects the Transactions to close this week.

In connection with the Company’s shareholder approval of the Merger Agreement on December 8, 2020, Tenzing entered into a Non-Redemption Agreement (the “Non-Redemption Agreement”) with the Sponsor and a certain shareholder of the Company (the “Shareholder”) in connection with Tenzing’s previously announced business combination with Reviva Pharmaceuticals, Inc., a Delaware corporation (“Reviva”).

Under the Non-Redemption Agreement  (a) the Shareholder, who upon execution and delivery of the Non-Redemption Agreement, owned 367,000 ordinary shares, no par value (the “Ordinary Shares”), of the Company (the “Shareholder Shares”), agreed (i) to waive and not to exercise any right it may have to elect to have the Company redeem or convert the Shareholder Shares or any other ordinary shares of the Company that it acquires during the term of the Non-Redemption Agreement (collectively, the “Subject Shares”), and to reverse and revoke any prior redemption or conversion elections made with respect to the Subject Shares and (ii) to hold and not transfer such Subject Shares until the earlier of the termination of the Non-Redemption Agreement or the Closing (as defined below), (b) the Company agreed to issue to such Shareholder at the Closing fifty-five thousand and fifty (55,050) shares (the “Additional Shares”) of common stock of the Company after giving effect to the Conversion (as defined below) (“Common Stock”), (c) Sponsor agreed to on the first day after the Closing (i) transfer to Shareholder all of the three hundred forty-three thousand (343,000) warrants to acquire ordinary shares of the Company that were acquired by Sponsor as part of the private placement units issued to Sponsor in connection with the Company’s initial public offering, each of which warrants will become an equivalent warrant to acquire shares of Common Stock in the Conversion (the “Private Placement Warrants”), and (ii) transfer to Shareholder all of the one hundred ninety-seven thousand five hundred (197,500) warrants to acquire shares of Common Stock of the Company that will be issued to Sponsor at the Closing as part of the private placement units of the Company issued upon conversion of $1,975,000 in working capital loans owed by the Company to Sponsor (the “Working Capital Warrants” and, together with the Private Placement Warrants, the “Sponsor Warrants”, and collectively with the Additional Shares, the “Additional Securities”), (d) that upon the Closing, the Company and the Shareholder will enter into a registration rights agreement (the “Registration Rights Agreement”) with respect to the Additional Securities, (e) the Company agreed that from the Closing until the one (1) month anniversary of the effectiveness of the resale registration statement filed by the Company in connection with the Registration Rights Agreement, the Company will not, without the prior written consent of the Shareholder, issue any shares of Common Stock or other equity securities of the Company (or warrants, options or other rights to acquire Common Stock) (other than certain limited permitted issuances), and (f) the Company agreed to certain requirements with respect to the removal of legends on the Company securities owned by the Shareholder and the continued filing by the Company of certain public information with the Securities and Exchange Commission (along with, in each case, certain liquidated damages and/or interest for failing to do so).

The foregoing description of the Non-Redemption Agreement is qualified in its entirety by reference to the full text of the Non-Redemption Agreement, a copy of which will be filed as an exhibit to a subsequent filing with the SEC by the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting of its Shareholders

On December 8, 2020, Tenzing held an extraordinary general meeting of its shareholders (the “Shareholders Meeting”) at which the shareholders voted on the proposals set forth below, each of which is described in greater detail in the proxy statement/prospectus filed pursuant to Rule 424(b)(3) (File No. 333-245057) by Tenzing with the SEC on November 12, 2020 (as amended, the “Prospectus”).

On November 4, 2020, the record date for the Shareholders Meeting, there were 5,124,431 Ordinary Shares issued and outstanding. At the Shareholders Meeting, there were 2,562,216 shares voted by proxy or in person, and each of the proposals was approved by the Company’s shareholders. The affirmative vote of at least a majority of the Ordinary Shares entitled to vote which were present, in person or by proxy, at the Shareholders Meeting and which voted on the Domestication Proposal, the Business Combination Proposal, the 2020 Equity Incentive Plan Proposal, the Charter Amendment Proposals, the Director Election Proposal, and the Working Capital Loan Conversion Proposal (as each such term is defined in the Prospectus and described below) was required to approve each such proposal. The affirmative vote of a majority of the Ordinary Shares entitled to vote which were present, in person or by proxy, at the Special Meeting and which voted on the Adjournment Proposal (as defined in the Prospectus and described below) was required to approve the Adjournment Proposal.

Set forth below are the final voting results for the Domestication Proposal, the Business Combination Proposal, the 2020 Equity Incentive Plan Proposal, the Charter Amendment Proposals, the Director Election Proposal, and the Working Capital Loan Conversion Proposal. As there were sufficient votes to approve each such proposal, the Adjournment Proposal was not presented to Company shareholders at the Shareholders Meeting.

The Domestication Proposal — To approve a resolution to (a) change the domicile of Tenzing by way of its continuation out of the British Virgin Islands, as a business company incorporated under the laws of the British Virgin Islands, and into Delaware to become a corporation incorporated under the laws of the State of Delaware (the “Domestication”); (b) in connection therewith, adopt upon the Domestication taking effect, the certificate of incorporation and bylaws attached to the Prospectus (the “Interim Charter”) in place of Tenzing’s memorandum and articles of association currently registered by the Registrar of Corporate Affairs in the British Virgin Islands; (c) filing a notice of continuation out of the British Virgin Islands with the British Virgin Islands Registrar of Corporate Affairs under Section 184 of the BVI Companies Act; and (d) file the Interim Charter with the Secretary of State of Delaware, under which Tenzing will be domesticated from the British Virgin Islands and continue as a Delaware corporation.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
4,750,946	150,000	100	0

The Business Combination Proposal — To approve a resolution to approve and adopt the Merger Agreement and the transactions contemplated by the Merger Agreement.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
4,750,946	150,000	100	0

The 2020 Equity Incentive Plan Proposal — To approve the 2020 Equity Incentive Plan of the Company.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
4,750,946	150,000	100	0

The Charter Amendment Proposals — To approve seven (7) separate proposals to approve and adopt the Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) of Tenzing, a copy of which is attached to the Prospectus, and the Amended and Restated Bylaws (the “Bylaws”) of Tenzing, a copy of which is attached to the Prospectus, reflecting the following material differences from Tenzing’s Interim Charter:

(1) To approve an amendment to the Interim Charter to declassify the Tenzing board of directors into one class of director:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
4,900,946	0	100	0

(2) To approve an amendment to the Interim Charter to provide that, subject to the limitations imposed by applicable law, directors may be removed with or without cause, by the holders of at least a majority in voting power of the shares then entitled to vote at an election of directors.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
4,750,940	150,006	100	0

(3) To approve an amendment to the Interim Charter to prohibit stockholder actions by written consent.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
4,750,946	150,000	100	0

(4) To approve an amendment to the Interim Charter to provide that the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and the Delaware courts will be the exclusive forum for certain stockholder litigation.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
4,750,946	150,000	100	0

(5) To approve an amendment to the Interim Charter to provide that the Bylaws and the Amended and Restated Certificate of Incorporation may only be amended in accordance with the DGCL.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
4,750,946	150,000	100	0

(6) To approve an amendment to the Interim Charter to remove the provisions addressing indemnification and advancement of expenses for the Company’s officers and directors, as the Company’s proposed Bylaws will provide for substantially similar rights to indemnification and advancement of expenses.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
4,750,946	150,000	100	0

(7) To approve an amendment and restatement of the Interim Charter and authorizing all other changes in connection with the replacement of the Interim Charter with the Amended and Restated Certificate of Incorporation and Bylaws as part of the Business Combination, including (i) changing the post-Business Combination corporate name from “Tenzing Acquisition Corp.” to “Reviva Pharmaceuticals Holdings, Inc.”, and (ii) removing various provisions of the Interim Charter applicable only to a blank check company, including provisions requiring special votes with respect to the variation of rights of shares prior to a business combination, that will no longer be applicable upon consummation of the Business Combination.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
4,750,946	150,000	100	0

The Director Election Proposal — To approve a resolution to elect five directors to serve on the Company’s board of directors effective from the consummation of the Domestication and Business Combination until the 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified.

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
Laxminarayan Bhat	4,900,946	0	100	0
Parag Saxena	4,900,946	0	100	0
Richard Margolin, MD	4,900,946	0	100	0
Purav Patel	4,900,946	0	100	0
Les Funtleyder	4,900,946	0	100	0

The Working Capital Loan Conversion Proposal — To approve a proposal to permit Sponsor to convert an additional $500,000 of promissory notes that were issued or are issuable to evidence working capital loans made by the Sponsor into additional private placement units of the Company at a price of $10.00 per unit.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
4,750,946	150,000	100	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2020

TENZING ACQUISITION CORP.

By:	/s/ Rahul Nayar
Name: Rahul Nayar Title: Chief Executive Officer